                                                                   EXHIBIT 10.37

                             AMENDED AND RESTATED
                             --------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$20,000,000.00                                                  December 5, 1997

     FOR VALUE RECEIVED, the undersigned BANKVEST CAPITAL CORP., a Massachusetts corporation and LEASEVEST CAPITAL CORP., a Massachusetts corporation (collectively, the "Borrowers"), hereby promise to pay to the order of BANKBOSTON, N.A. F/K/A THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

          (a) prior to or on the Maturity Date the principal amount of TWENTY MILLION DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers pursuant to the Revolving Credit Agreement dated as of September 12, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers and the Bank;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

     This Revolving Credit Note (this "Note") evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     This Note is given to the Bank in substitution of the Revolving Credit Note dated September 12, 1996 delivered by the Borrowers to the Bank which was given to the Bank and evidences Revolving Credit Loans advanced by the Bank to the Borrowers under the Credit Agreement and outstanding on the date hereof.
Nothing herein or in any other documents shall be construed to constitute payment of such original note or to release or terminate the security interest created by any Security Document in favor of the Bank in respect of the Borrowers' obligations thereunder.

     Each of the Borrowers irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal
                                       ----- -----
amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     Each of the Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE

COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED BY REFERENCE IN (S)11 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the undersigned have caused this Revolving Credit Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.


                              BANKVEST CAPITAL CORP.



                              By:_______________________________
                                  John P. Colton,
                                  Executive Vice President


                              LEASEVEST CAPITAL CORP.



                              By:_______________________________
                                  John P. Colton,
                                  Executive Vice President

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                      Amount              Amount of            Balance of
                   of Revolving        Principal Paid          Principal            Notation
Date               Credit Loan           or Prepaid              Unpaid             Made By:
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